JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from July 1, 2012 to December 31, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 7/9/2012
Issuer B/E Aerospace Inc (BEAV 5.25% April 1, 2022)
Cusip 055381AS
Bonds 200,000
Offering Price $102.00
Spread 1.75%
Cost $204,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.23%
Syndicate Members Citigroup Global Markets, Credit Suisse, Goldman Sachs, JPMorgan, UBS Securities, RBC Capital, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 7/9/2012
Issuer CHS/Community Health Systems, Inc. (CYH 7.125% July 15, 2020)
Cusip 12543DAQ
Bonds 203,000
Offering Price $100.00
Spread 1.47%
Cost $203,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.11%
Syndicate Members Citigroup Global Markets, Credit Agricole Securities, Credit Suisse, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo, Deutsche Bank, Fifth Third, Mitsubishi UFJ Securities, Scotia Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 7/10/2012
Issuer SBA Telecommunications (SBAC 5.75% July 15, 2020 144A)
Cusip 78401FAE
Bonds 22,000
Offering Price $100.00
Spread 1.60%
Cost $22,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.44%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, RBS Securities, TD Securities, Wells Fargo, Raymond James & Assoc., SunTrust Robinson Humprey
Fund Pacholder High Yield Fund
Trade Date 7/17/2012
Issuer Lennar Corp. (LEN 4.75% December 15, 2017 144A)
Cusip 526057BH
Bonds 60,000
Offering Price $100.00
Spread 1.00%
Cost $60,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.55%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, UBS Securities, BMO Capital, Citigroup Global Markets, JPMorgan, PNC Capital
Fund Pacholder High Yield Fund
Trade Date 7/18/2012
Issuer Level 3 Communications  Inc. (LVLT 8.875% June 1, 2019 144A)
Cusip 52729NBU
Bonds 120,000
Offering Price $100.00
Spread 2.00%
Cost $120,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.04%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 7/18/2012
Issuer Smithfield Foods Inc. (SFD 6.625% August 15, 2022)
Cusip 832248AV
Bonds 80,000
Offering Price $99.50
Spread 1.63%
Cost $79,600
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.32%
Syndicate Members Barclays Capital, Goldman Sachs, BMO Capital, JPMorgan, Morgan Stanley, Rab Securities, Santander Investments, SG America Securities
Fund Pacholder High Yield Fund
Trade Date 7/25/2012
Issuer Biomet Inc. (BMET 6.50% August 1, 2020 144A)
Cusip 090613AF
Bonds 180,000
Offering Price $100.00
Spread 1.75%
Cost $180,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 6.00%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs, JPMorgan, Wells Fargo, HSBC Securities, ING Financial Markets, Natixis Securities, RBC Capital, SMBC Nikko Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 7/30/2012
Issuer HD Supply Inc. (HDSUP 8.125% April 15, 2019 144A)
Cusip 40415RAE
Bonds 71,000
Offering Price $107.50
Spread 1.50%
Cost $76,325
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 4.60%
Syndicate Members Bank America Merril Lynch, Barclays Capital, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, UBS Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 7/31/2012
Issuer CIT Group Inc. (CIT 4.25% August 15, 2017)
Cusip 125581GP
Bonds 408,000
Offering Price $100.00
Spread 0.88%
Cost $408,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 2.21%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Credit Agricole, Blaylock Robert Van LLC, CastleOak Securities, Drexel Hamilton, Lebenthal & Co, Mischler Fincaial Group, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 7/31/2012
Issuer CIT Group Inc. (CIT 5.00% August 15, 2022)
Cusip 125581GQ
Bonds 327,000
Offering Price $100.00
Spread 1.00%
Cost $327,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 1.44%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Credit Agricole, Blaylock Robert Van LLC, CastleOak Securities, Drexel Hamilton, Lebenthal & Co, Mischler Fincaial Group, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 7/31/2012
Issuer Jabil Circuit, Inc. (JBL 4.70% September 15, 2022)
Cusip 466313AG
Bonds 55,000
Offering Price $99.99
Spread 1.00%
Cost $54,996
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.80%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, RBS Securities, BNP Paribas, Comerica Securities, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, Scotia Capital, SMBC Nikko Securities, SunTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 8/1/2012
Issuer Level 3 Financing Inc (LVLT 7.00% June 1, 2020 144A)
Cusip 527298AV
Bonds 357,000
Offering Price $100.00
Spread 1.75%
Cost $357,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.36%
Syndicate Members Citigroup Global markets, Bank America merrill Lynch, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 8/2/2012
Issuer Boyd Gaming Corporation (BYD 8.375% February 15, 2018 144A)
Cusip 103253AA
Bonds 63,000
Offering Price $100.00
Spread 2.25%
Cost $63,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 5.45%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, JPMorgan, UBS Securities, Credit Suisse
Fund Pacholder High Yield Fund
Trade Date 8/2/2012
Issuer Steel Dynamics Inc (STLD 6.125% August 15, 2019 144A)
Cusip 858119AS
Bonds 108,000
Offering Price $100.00
Spread 1.38%
Cost $108,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 4.46%
Syndicate Members Deutsche Bank, Goldmane Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, BMO Capital, PNC Capital Markets, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 8/2/2012
Issuer Steel Dynamics Inc (STLD 6.375% August 15, 2022 144A)
Cusip 858119AU
Bonds 108,000
Offering Price $100.00
Spread 1.38%
Cost $108,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 5.09%
Syndicate Members Deutsche Bank, Goldmane Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, BMO Capital, PNC Capital Markets, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 8/2/2012
Issuer Trac Intermodal, LLC(TRAINT 11.00% August 15, 2019 144A)
Cusip 87264LAA
Bonds 72,000
Offering Price $100.00
Spread 2.50%
Cost $72,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 3.79%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, DVB Capital Markets, JPMorgan Securities, RBC Capital, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/6/2012
Issuer Constellation Brands Inc (STZ 4.625% March 1, 2023)
Cusip 21036PAJ
Bonds 60,000
Offering Price $100.00
Spread 1.25%
Cost $60,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 1.68%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch, Rabo Securities, Wells Fargo, HSBC Securities, Mitsubishi UFJ Securities
Fund Pacholder High Yield Fund
Trade Date 8/7/2012
Issuer Iron Mountain Inc (IRM 5.75% August 15, 2024)
Cusip 46284PAP
Bonds 50,000
Offering Price $100.00
Spread 1.50%
Cost $50,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.88%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, HSBC Securities, JPMorgan, Morgan Stanley, RBS Securities, Morgan Stanley, RBS Securities, Scotia Capital, Credit Agricole, EA Markets Securities, Lebenthal & Co, PNC Capital, TD Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/8/2012
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.25% September 30, 2022)
Cusip 1248EPAY
Bonds 250,000
Offering Price $99.03
Spread 1.20%
Cost $247,565
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.69%
Syndicate Members Citigroup Global Markets, Barclays Capital, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merrill Lynch
Fund Pacholder High Yield Fund
Trade Date 8/8/2012
Issuer CHS/Community Health Systems Inc. (5.125% August 15, 2018)
Cusip 12543DAR
Bonds 145,000
Offering Price $100.00
Spread 1.38%
Cost $145,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.76%
Syndicate Members Citigroup Global Markets, Credit Agricole, Credit Suisse, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo, Deutsche bank, Fifth Third Securities, Mitsubishi UFJ Securities, Scotia Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 8/8/2012
Issuer EP Energy LLC/Everest Acquisition Finance Inc. (EPENEG 7.75% September 1, 2022 144A)
Cusip 268787AA
Bonds 67,000
Offering Price $100.00
Spread 1.50%
Cost $67,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.34%
Syndicate Members Citigroup Global Markets, Deutsche Bank, JPMorgan, Nomura Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/8/2012
Issuer Frontier Communications (FTR 7.125% January 15, 2023)
Cusip 35906AAM
Bonds 267,000
Offering Price $100.00
Spread 1.88%
Cost $267,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.75%
Syndicate Members Credit Suisse, JPMorgan, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, Mitsubishi UFJ Securities, Morgan Stanley, Raymond James & Assoc, RBC Capital, RBS Securities, TD Securities
Fund Pacholder High Yield Fund
Trade Date 8/8/2012
Issuer Sirius XM Radio Inc (SIRI 5.25% August 15, 2022 144A)
Cusip 82967NAG
Bonds 45,000
Offering Price $100.00
Spread 1.50%
Cost $45,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 1.09%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Citigroup Global Markets, Deutsche Bank, Morgan Stanley, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 8/9/2012
Issuer Energy Future Intermediate Holding Company LLC and EFIH Finance Inc (TXU 11.75% August 15, 2022 144A)
Cusip 29269QAD
Bonds 156,000
Offering Price $102.25
Spread 2.00%
Cost $159,510
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.00%
Syndicate Members Citigroup Global Market, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 8/9/2012
Issuer Energy Future Intermediate Holding Company LLC and EFIH Finance Inc (TXU 6.875% August 15, 2017 144A)
Cusip 29269QAE
Bonds 44,000
Offering Price $100.00
Spread 1.75%
Cost $44,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.35%
Syndicate Members Citigroup Global Market, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 8/9/2012
Issuer Sprint Nextel Corporation (S 7.00% August 15, 2020)
Cusip 852061AR
Bonds 800,000
Offering Price $100.00
Spread 1.50%
Cost $800,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 10.47%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Credit Suisse, Scotia Capital, Wells Fargo, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 8/13/2012
Issuer Belden Inc (BDC 5.50% September 1, 2022 144A)
Cusip 077454AF
Bonds 150,000
Offering Price $100.00
Spread 1.75%
Cost $150,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.96%
Syndicate Members Goldman Sachs, JPMorgan, Wells Fargo, Citigroup Glibal Markets, Deutsche Bank, Fifth Third Securities, HSBC Securities, KeyBanc Capital, PNC Capital, RBS Securities, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 8/14/2012
Issuer Concho Resources Inc (CXO 5.50% April 1, 2023)
Cusip 20605PAE
Bonds 90,000
Offering Price $100.00
Spread 1.50%
Cost $90,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.55%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch, Wells Fargo, BMO Capital, CIBC World Markets, Citigroup Global Markets, Comerica Securities, Credit Agricole, Deutsche Bank, ING Financial, KeyBanc Capital, Mitsubishi UFJ Securities,  RBC Capital, Scotia Capital, SunTrust Robinson Humphrey, Tudor Pickering Holt & Co, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 8/14/2012
Issuer DaVita Inc (DVA 5.75% August 15, 2022)
Cusip 23918KAP
Bonds 90,000
Offering Price $100.00
Spread 1.50%
Cost $90,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.60%
Syndicate Members JPMorgan, Barclays Capital, Credit Suisse, Goldman Sachs, Bank America Merrill Lynch, Morgabn Stanley, SunTrust Robinson Humphrey, Wells Fargo, Crdit Agricole, Mitsubishi UFJ Securities, Scotia Capital, SMBC Nikko Capital
Fund Pacholder High Yield Fund
Trade Date 8/14/2012
Issuer Mediacom Broadband LLC and Mediacom Broadband Corp. (MCCC 6.375% April 1, 2023 144A)
Cusip 58446VAF
Bonds 145,000
Offering Price $100.00
Spread 1.63%
Cost $145,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 6.27%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, RBC Dominion Securities, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/14/2012
Issuer Penske Auto Group Inc (PAG 5.75% October 1, 2022 144A)
Cusip 70959WAD
Bonds 111,000
Offering Price $100.00
Spread 1.38%
Cost $111,000
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 2.55%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBS Securities, Wells Fargo, BNP Paribas, Stephens Inc, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 8/16/2012
Issuer International Lease Finance Corporation (AIG 5.875% August 15, 2022)
Cusip 459745GN
Bonds 300,000
Offering Price $100.00
Spread 1.00%
Cost $300,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.84%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Macquarie Capital, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 8/20/2012
Issuer VWR Funding Inc (VWRINT 7.25% September 15, 2017 144A)
Cusip 918436AE
Bonds 220,000
Offering Price $100.00
Spread 1.38%
Cost $220,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.91%
Syndicate Members Goldman Sachs, Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Jefferies & Co, Mizuho Securities, PNC Capital, SMBC Nikko Capital
Fund Pacholder High Yield Fund
Trade Date 9/5/2012
Issuer Catalent Pharma Solutions Inc. (PTSAC 7.875% October 15, 2018 144A)
Cusip 14879EAC
Bonds 135,000
Offering Price $100.00
Spread 1.50%
Cost $135,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 5.15%
Syndicate Members Deutsche Bank, Goldman Sachs, Jefferies & Co, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 9/5/2012
Issuer Digicel Group Limited (DLLTD 8.25% September 30, 2020 144A)
Cusip 25380WAE
Bonds 200,000
Offering Price $100.00
Spread 1.50%
Cost $200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.69%
Syndicate Members Citigroup Global Markets, Barclays Capital, Citigroup Global Markets, Credit Suisse, Davy, Deutsche Bank, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 9/5/2012
Issuer QEP Resources Inc (QEP 5.25% May 1, 2023)
Cusip 74733VAC
Bonds 102,000
Offering Price $100.00
Spread 1.25%
Cost $102,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.07%
Syndicate Members BMO Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Wells Fargo, BB&T Capital, CIBC World Markets, Comerica Securities, Credit Agricole Securities, DNB Markets, Goldman Sachs, Mitsubishi UFJ Securities, Morgan Stanley, SunTrust Robinson Humphrey, TD Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/6/2012
Issuer Starz LLC and Starz Finance Corp (LSTZA 5.00% September 15, 2019 144A)
Cusip 85571NAA
Bonds 115,000
Offering Price $100.00
Spread 1.25%
Cost $115,000
Dealer Executing Trade SunTrust Robinson
% of Offering  purchased by firm 2.73%
Syndicate Members Bank America Merrill Lynch, Barclays capital, JPMorgan, RBC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, Morgan Stanley, Wells Fargo, Citigroup Global Markets, Credit Suisse, SMBC Nikko Capital Markets, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/7/2012
Issuer Tesoro Logistics LP (TLLP 5.875% October 1, 2020 144A)
Cusip 88160QAB
Bonds 95,000
Offering Price $100.00
Spread 2.00%
Cost $95,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.01%
Syndicate Members Wells Fargo, Barclays Capital, Citigroup Global Markets, Wells Fargo, Credit Suisse, Deutsche bank, JPMorgan, RBC Capital, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 9/10/2012
Issuer NRG Energy Inc (NRG 6.625% March 15, 2023 144A)
Cusip 629377BT
Bonds 214,000
Offering Price $100.00
Spread 1.25%
Cost $214,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, RBS Securities, BNP Paribas, Commerzbank Securities, ING Bank, Mitsubishi UFJ Securities
Fund Pacholder High Yield Fund
Trade Date 9/11/2012
Issuer D.R. Horton Inc (DHI 4.375% September 15, 2022)
Cusip 23331ABE
Bonds 59,000
Offering Price $100.00
Spread 0.80%
Cost $59,000
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 2.66%
Syndicate Members RBS Securities, Citigroup Global Markets, Deutsche Bank, JPMorgan, UBS Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/11/2012
Issuer Hiland Partners, LP (HLND 7.25% October 1, 2020 144A)
Cusip 43129TAA
Bonds 92,000
Offering Price $100.00
Spread 2.00%
Cost $92,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.37%
Syndicate Members Bank America Merrill Lynch, RBS Securities, Wells Fargo, JPMorgan, US Bancorp, Bank of Oklahoma, Comerica Bank
Fund Pacholder High Yield Fund
Trade Date 9/12/2012
Issuer NCR Corporation (NCR 5.00% July 15, 2022 144A)
Cusip 62886EAE
Bonds 26,000
Offering Price $100.00
Spread 1.38%
Cost $26,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.25%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Morgan Stanley, RBC Capital Markets, SunTrust Robinson Humphrey, BNP Paribas, Fifth Third Securities, Mitsubishi UFJ Securities, Mizuho Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/13/2012
Issuer Tesoro Corporation (TSO 4.25% October 1, 2017)
Cusip 881609AY
Bonds 22,000
Offering Price $100.00
Spread 1.50%
Cost $22,000
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.63%
Syndicate Members JPMorgan, Mizuho Securities, Natixis Securities, RBS Securities, Credit Agricole Securities, RBC Capital, Scotia Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 9/13/2012
Issuer Tesoro Corporation (TSO 5.375% October 1, 2022)
Cusip 881609AZ
Bonds 35,000
Offering Price $100.00
Spread 1.50%
Cost $35,000
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.56%
Syndicate Members JPMorgan, Mizuho Securities, Natixis Securities, RBS Securities, Credit Agricole Securities, RBC Capital, Scotia Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 9/14/2012
Issuer MGM Resorts International (MGM 6.75% October 1, 2020 144A)
Cusip 552953BZ
Bonds 100,000
Offering Price $100.00
Spread 1.25%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.94%
Syndicate Members Bank America Merrill Lynch, Deutsche bank, RBS Securities, SMBC Nikko Securities, Barclays Capital, BNP Paribas, Citigroup Global Markets, Credit Agricole Securities, JPMorgan, Morgan Stanley, Scotia Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 9/18/2012
Issuer Biomet Inc (BMET 6.50% August 1, 2020 144A)
Cusip 090613AF
Bonds 105,000
Offering Price $105.00
Spread 1.75%
Cost $110,250
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.59%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs, JPMorgan, Wells Fargo, HSBC Securities, ING Financial, Natixis Securities, RBC Capital, SMBC Nikko Securities, UBS Securities, Goldman Sachs
Fund Pacholder High Yield Fund
Trade Date 9/18/2012
Issuer Biomet Inc (BMET 6.50% October 1, 2020 144A)
Cusip 090613AG
Bonds 125,000
Offering Price $100.00
Spread 1.75%
Cost $125,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.24%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs, JPMorgan, Wells Fargo, HSBC Securities, ING Financial, Natixis Securities, SMBC Nikko Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 9/19/2012
Issuer K. Hovnanian Enterprises (HOV 7.25% October 15, 2020 144A)
Cusip 442488BR
Bonds 128,000
Offering Price $100.00
Spread 1.50%
Cost $128,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.46%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 9/19/2012
Issuer K. Hovnanian Enterprises (HOV 9.125 November 15, 2020 144A)
Cusip 442488BS
Bonds 67,000
Offering Price $100.00
Spread 1.50%
Cost $67,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.08%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 9/20/2012
Issuer General Cable Corporation (BGC 5.75% October 1, 2022 144A)
Cusip 369300AM
Bonds 82,000
Offering Price $100.00
Spread 1.75%
Cost $82,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.32%
Syndicate Members Credit Agricole Securities, Deutsche Bank, Goldman Sachs, JPMorgan, Wells Fargo, BB&T Capital, KeyBanc Capital
Fund Pacholder High Yield Fund
Trade Date 9/20/2012
Issuer VPI Escrow Corp (VRXCN 6.375% October 15, 2020 144A)
Cusip 91829KAA
Bonds 170,000
Offering Price $100.00
Spread 1.50%
Cost $170,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Goldman Sachs, JPMorgan, RBC Capital, Bank America Merrill Lynch, Morgan Stanley, Barclays Capital, DNB Nor Markets, Scotia Capital, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 9/20/2012
Issuer Valeant Pharmaceuticals (VRXCN 6.375% Octobe 15, 2020 144A)
Cusip 91911XAT
Bonds 55,000
Offering Price $100.00
Spread 1.50%
Cost $55,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.96%
Syndicate Members Goldman Sachs, JPMorgan, RBC Capital, Bank America Merrill Lynch, Morgan Stanley, Barclays Capital, DNB Nor Markets, Scotia Capital, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 9/24/2012
Issuer Ply Gem Industries Inc. (PGEM 9.375% April 15, 2017 144A)
Cusip 729416AU
Bonds 58,341
Offering Price $100.00
Spread 1.00%
Cost $58,341
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.89%
Syndicate Members UBS Securities, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 9/25/2012
Issuer Atlas Pipeline Partners LP and Atlas Pipeline Finance Corporation (APL 6.625% October 1, 2020 144A)
Cusip 04939MAG
Bonds 109,000
Offering Price $100.00
Spread 1.75%
Cost $109,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.78%
Syndicate Members Citigroup Global Markets, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Wells Fargo, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 9/27/2012
Issuer Bristow Group Inc. (BRS 6.25% October 15, 2022)
Cusip 110394AE
Bonds 43,000
Offering Price $100.00
Spread 1.50%
Cost $43,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.50%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan, Bank America Merrill Lynch, SunTrust Robinson Humphrey, Wells Fargo, HSBC Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/27/2012
Issuer Casella Waste Systems Inc. (CWST 7.75% February 15, 2019 144A)
Cusip 147448AH
Bonds 150,000
Offering Price $98.51
Spread 2.00%
Cost $147,765
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 17.25%
Syndicate Members Bank America Merrill, Lynch, JPMorgan, Comerica Securities, KeyBanc Capital
Fund Pacholder High Yield Fund
Trade Date 9/27/2012
Issuer Ryerson Inc. and Joseph T. Ryerson & Son Inc. (RYI 9.00% October 15, 2017 144A)
Cusip 78375RAA
Bonds 175,000
Offering Price $100.00
Spread 1.75%
Cost $175,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.92%
Syndicate Members Bank America Merrill Lynch, BMO Capital Markets, Jefferies & Co, JPMorgan, UBS Securities, Wells Fargo, KeyBanc Capital, Macquarie Capital, PNC Capital, Stephens Inc.
Fund Pacholder High Yield Fund
Trade Date 9/27/2012
Issuer Sinclair Television Group (SBGI 6.125% October 1, 2022 144A)
Cusip 829259AH
Bonds 260,000
Offering Price $100.00
Spread 1.50%
Cost $260,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 8.81%
Syndicate Members Deutsche bank, JPMorgan, Wells fargo, Barclays Capital, RBC Capital Markets, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 9/27/2012
Issuer Wolverine World Wide (WWW 6.125% October 15, 2020 144A)
Cusip 978097AA
Bonds 60,000
Offering Price $100.00
Spread 1.88%
Cost $60,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.19%
Syndicate Members JPMorgan, Wells Fargo, Fifth Third Securities, PNC Capital
Fund Pacholder High Yield Fund
Trade Date 9/28/2012
Issuer Alpha Natural Resources (ANR 9.75% April 15, 2018)
Cusip 02076XAD
Bonds 60,000
Offering Price $98.96
Spread 1.75%
Cost $59,375
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.83%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, RBS Securities, BMO Capital, Deutsche Bank, Goldman Sachs, Mitsubishi UFJ Securities, Morgan Stanley, PNC Capital, BB&T Capital, Credit Agricole, Santander Investements, SMBC Nikko Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/28/2012
Issuer International Wire Group (ITWG 8.50% October 15, 2017 144A)
Cusip 460933AK
Bonds 145,000
Offering Price $100.00
Spread 2.00%
Cost $145,000
Dealer Executing Trade Jefferies & Company
% of Offering  purchased by firm 7.23%
Syndicate Members Jefferies & Co, JPMorgan, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/28/2012
Issuer Lender Processing Services, Inc. (LPS 5.75% April 15, 2023)
Cusip 52602EAD
Bonds 125,000
Offering Price $100.00
Spread 1.38%
Cost $125,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.74%
Syndicate Members Goldman Sachs, JPMorgan, Bank America Merrill Lynch, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 10/3/2012
Issuer Crown Castle International Corporation (CCI 5.25% January 15, 2023 144A)
Cusip 228227BC
Bonds 141,000
Offering Price $100.00
Spread 1.00%
Cost $141,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.35%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global markets, Credit Agricole, Deutsche bank, JPMorgan, Mitsubishi UFJ Securities, Morgan Stanley, RBC Capital, RBS Securities, SunTrust Robinson Humphrey, TD Securities
Fund Pacholder High Yield Fund
Trade Date 10/3/2012
Issuer Vanguard Natural Resources, LLC and VNR Finance Corp. (VNR 7.875% April 1, 2020)
Cusip 92205CAA
Bonds 50,000
Offering Price $100.00
Spread 1.75%
Cost $50,000
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 7.20%
Syndicate Members Citigroup Global Markets, Credit Agricole, Deutsche bank, JPMorgan, RBC Capital, RBS Securities, UBS Securities, Wells Fargo, BMO Capital, Scotia Capital, Comerica Securities, Lloyds Securities, Natixis Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 10/4/2012
Issuer Petco Holdings Inc (PETC 8.50% October 15, 2017 144A)
Cusip 71601UAA
Bonds 39,000
Offering Price $99.50
Spread 1.75%
Cost $38,805
Dealer Executing Trade Goldman Sachas and Company
% of Offering  purchased by firm 0.80%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 10/9/2012
Issuer Jo-Ann Stores Holdings Inc. (JAS 9.75% October 15, 2019 144A)
Cusip 47758PAH
Bonds 175,000
Offering Price $98.76
Spread 1.75%
Cost $172,837
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.65%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 10/10/2012
Issuer Jaguar Holding Company I (PPDI 9.375% October 15, 2017 144A)
Cusip 47009RAA
Bonds 50,000
Offering Price $98.06
Spread 1.75%
Cost $49,032
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.37%
Syndicate Members Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, UBS Investment Bank
Fund Pacholder High Yield Fund
Trade Date 10/11/2012
Issuer Cequel Communications Escrow I LLC  and Cequel Communications Escrow Capital Corporation (CEQUEL 6.375% September 15, 2020 144A)
Cusip 15672JAA
Bonds 46,000
Offering Price $100.00
Spread 2.00%
Cost $46,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.68%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, RBC Capital
Fund Pacholder High Yield Fund
Trade Date 10/16/2012
Issuer HCA Inc (HCA 4.75% May 1, 2023)
Cusip 404121AF
Bonds 215,000
Offering Price $100.00
Spread 1.13%
Cost $215,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.45%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche  Bank, Goldman Sachs, JPMOrgan, Bank America Merrill Lynch, Wells Fargo,Credit Agricole, Credit Suisse, Mizuho Securities, Morgan Stanley, RBC Capital, SunTrust Robinson Humphrey, UBS Securities, Fifth Third Securities, SMBC Nikko Securities
Fund Pacholder High Yield Fund
Trade Date 10/16/2012
Issuer IMS Health Inc. (RX 6.00% November 1, 2020 144A)
Cusip 449934AB
Bonds 180,000
Offering Price $100.00
Spread 1.75%
Cost $180,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 6.21%
Syndicate Members Goldman Sachs, Bank America Merrill Lynch, Barclays Capital, Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Wells Fargo, Fifth Third Securities, Mizuho Securities, RBC Capital, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 10/18/2012
Issuer Sungard Data Systems Inc (SDSINC 6.625% November 1, 2019 144A)
Cusip 867363AV
Bonds 100,000
Offering Price $100.00
Spread 1.88%
Cost $100,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.82%
Syndicate Members Citigroup Global Markets, Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital
Fund Pacholder High Yield Fund
Trade Date 10/22/2012
Issuer Citigroup Inc (C VRN Perp)
Cusip 172967GD
Bonds 210,000
Offering Price $100.00
Spread 1.50%
Cost $210,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.27%
Syndicate Members Citigroup Global Markets, Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 10/23/2012
Issuer Plains Exploration and Production Company (PXP 6.50%November 15, 2020)
Cusip 726505AN
Bonds 206,000
Offering Price $100.00
Spread 1.50%
Cost $206,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.69%
Syndicate Members Barclays Capital, BMO Capital, Citigroup Global Markets, JPMorgan, Wells fargo, Bank America Merrill Lynch, RBC Capital,Scotiabanc Inc, TD Securities, BNP paribas, Capital One Southcoats, CIBC Bank, Comerica Securities, Deutsche Bank, Fifth Third Securities, Goldman Sachs, ING Capital, Mizuho Securities, SunTrust Robinson Humphrey, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 10/23/2012
Issuer Plains Exploration and Production Company (PXP 6.875% February 15, 2023)
Cusip 726505AP
Bonds 206,000
Offering Price $100.00
Spread 1.50%
Cost $206,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.58%
Syndicate Members Barclays Capital, BMO Capital, Citigroup Global Markets, JPMorgan, Wells fargo, Bank America Merrill Lynch, RBC Capital,Scotiabanc Inc, TD Securities, BNP paribas, Capital One Southcoats, CIBC Bank, Comerica Securities, Deutsche Bank, Fifth Third Securities, Goldman Sachs, ING Capital, Mizuho Securities, SunTrust Robinson Humphrey, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 10/25/2012
Issuer Lamar Media Corp (LAMR 5.00% May 1, 2023 144A)
Cusip 513075BC
Bonds 91,000
Offering Price $100.00
Spread 1.35%
Cost $91,000
Dealer Executing Trade Wells Fargo Advisor
% of Offering  purchased by firm 2.02%
Syndicate Members JPMorgan, Wells Fargo, Bank America Merrill Lynch, RBS Securities, Scotia Capital, Stifel Nicolaus & Co
Fund Pacholder High Yield Fund
Trade Date 11/5/2012
Issuer Service Corporation International (SCI 4.50% November 15, 2020)
Cusip 817565BW
Bonds 150,000
Offering Price $100.00
Spread 2.25%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo, BB&T Capital, BOSC Inc, Comerica Securities, Raymond James & Assoc, Scotia Capital, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 11/8/2012
Issuer New Gold Inc (NGDCN 6.25% November 15, 2022 144A)
Cusip 644535AF
Bonds 78,000
Offering Price $100.00
Spread 1.73%
Cost $78,000
Dealer Executing Trade Scotia Capital
% of Offering  purchased by firm 1.86%
Syndicate Members JPMorgan, Scotia Capital, Bank America Merrill Lynch, BMO Capital, CIBC, RBC Dominion Securities, TD Securities, UniCredit Capital
Fund Pacholder High Yield Fund
Trade Date 11/8/2012
Issuer Sprint Nextel Corporation (S 6.00% November 15, 2022)
Cusip 852061AS
Bonds 150,000
Offering Price $100.00
Spread 1.50%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.50%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Credit Suisse, Scotia Capital, Wells Fargo, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 11/14/2012
Issuer Antero Resources Finance (ANTERO 6.00% December 1, 2020 144A)
Cusip 03674PAG
Bonds 115,000
Offering Price $100.00
Spread 1.50%
Cost $115,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 9.31%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Agricole, JPMorgan, Wells Fargo, BB&T Capital, Capital One Southcoast, Comerica Securities, Credit Suisse, Deutsche Bank, KeyBanc Capital, Mitsubishi UFJ Securities, TD Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 11/14/2012
Issuer Prudential Financial Inc (PRU FRN June 15, 2043)
Cusip 744320AM
Bonds 142,000
Offering Price $99.99
Spread 1.00%
Cost $141,991
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.12%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley, Wells Fargo, BNP Paribas, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko Capital, US Bancorp, CastleOak Securities, Drexel Hamilton, Loop Capital, Muriel Siebert & Co, Samuel A Ramirez & Co, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 11/15/2012
Issuer Amsurg Corporation (AMSG 5.625% November 30, 2020 144A)
Cusip 03232PAA
Bonds 65,000
Offering Price $100.00
Spread 1.91%
Cost $65,000
Dealer Executing Trade SunTrust Robinson
% of Offering  purchased by firm 5.66%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo, BB&T Capital, Fifth Third Securities, Goldman Sachs, KeyBanc Capital, Mitsubishi UFJ Securities, Synovus Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 11/27/2012
Issuer Aircastle Limited (AYR 6.25% December 1, 2019 144A)
Cusip 00928QAH
Bonds 30,000
Offering Price $100.00
Spread 1.50%
Cost $30,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.83%
Syndicate Members Citigroup Global Markets, Goldman Sachsm JPMorgan, RBC Capital
Fund Pacholder High Yield Fund
Trade Date 11/29/2012
Issuer Inergy Midstream, L.P. and NRGM Finance Corp. (NRGM 6.00% December 15, 2020 144A)
Cusip 45671XAA
Bonds 48,000
Offering Price $100.00
Spread 2.00%
Cost $48,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.35%
Syndicate Members Citigroup Global Markets, Bank America Merrill Lynch, Credit Suisse, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo, Barclays Capital, BMO Capital, Comerica Securities, PNC Capital, RBC Capital, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 11/30/2012
Issuer Unitymedia Hessen and Unitymedia NRW (UNITY 5.50% January 15, 2023 144A)
Cusip 913364AB
Bonds 200,000
Offering Price $100.00
Spread 0.88%
Cost $200,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.84%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanely
Fund Pacholder High Yield Fund
Trade Date 12/3/2012
Issuer HCA Holdings Inc (HCA 6.25% February 15, 2021)
Cusip 40412CAC
Bonds 150,000
Offering Price $100.00
Spread 1.13%
Cost $150,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.71%
Syndicate Members Citigroup Global Markets, Barclays Capital, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 12/4/2012
Issuer NCR Corporation (NCR 4.625% February 15, 2021 144A)
Cusip 62886EAG
Bonds 22,000
Offering Price $100.00
Spread 1.13%
Cost $22,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.55%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo, BNP Paribas, Fifth Third Securities, HSBC Securities, US Bancorp, Bank of Tokyo-Mitsubishi UFJ, KeyBanc Capital, Mizuho Securities, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 12/6/2012
Issuer A-S Co-Issuer Subsidiary Inc. and A-S Merger Sub LLC (ALIANT 7.875% December 15, 2020 144A)
Cusip 00213UAA
Bonds 65,000
Offering Price $100.00
Spread 2.25%
Cost $65,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.02%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Macquarie Capital, Morgan Stanley, RBC Capital, UBS Securities, KKR Capital, Mizuho Securities
Fund Pacholder High Yield Fund
Trade Date 12/6/2012
Issuer New Acadermy Finance Company LLC/New Academy Finance Corporation (ACASPO 8.00% June 15, 2018 144A)
Cusip 64157EAA
Bonds 75,000
Offering Price $99.50
Spread 1.38%
Cost $74,625
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.80%
Syndicate Members Goldman Sachs, Barclays Capital, Crdeit Suisse, JPMorgan, KKR Capital, Mizuho Securities, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 12/11/2012
Issuer Brookfield Residential Properties Inc. (BRP 6.50% December 15, 2020 144A)
Cusip 11283WAA
Bonds 112,000
Offering Price $100.00
Spread 1.62%
Cost $112,000
Dealer Executing Trade Credot Suisse Securities
% of Offering  purchased by firm 3.10%
Syndicate Members Citigroup Global Markets, Credit Suise, JPMorgan, CIBC World Markets, HSBC Securities, RBC Capital, Scotia Capital, TD Securities,Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 12/11/2012
Issuer CC Holdings GS V LLC (CCI 3.849% April 15, 2023 144A)
Cusip 14987BAC
Bonds 64,000
Offering Price $100.00
Spread 0.90%
Cost $64,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.91%
Syndicate Members Bank America Merrill Lynch, Barclys Capital, Credit Agricole, JPMorgan, Morgan Stanley, RBC Capital, Royal Bank of Scotland, SunTrust Robinson Humphrey, TD Securities, Citigroup Global Markets, Deutsche Bank, Mitsubishi UFJ Securities, PNC Capital, SMBC Nikko Capital
Fund Pacholder High Yield Fund
Trade Date 12/12/2012
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.125% February 15, 2023)
Cusip 1248EPAZ
Bonds 43,000
Offering Price $100.00
Spread 1.20%
Cost $43,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.79%
Syndicate Members Barclys Capital, Citigroup Global markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merrilll Lynch, Morgan Stanley, UBS Securities, Goldman Sachs, Guggenheim Securities, Morgan Joseph, RBC Capital, Suntrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 12/12/2012
Issuer Tempur-Pedic International Inc. (TPX 6.875% December 15, 2020 144A)
Cusip 88023UAA
Bonds 44,000
Offering Price $100.00
Spread 2.00%
Cost $44,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.64%
Syndicate Members Bank America Merrill Lynch, Barclys Capital, JPMorgan, Wells Fargo, Fifth Third Securities
Fund Pacholder High Yield Fund
Trade Date 12/13/2012
Issuer Cequel Communications Holdings I, LLC and Cequel Capital Corporation (6.375% September 15, 2020 144A)
Cusip 15672JAA
Bonds 73,000
Offering Price $103.00
Spread 1.20%
Cost $75,190
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.42%
Syndicate Members Bank America Merrill Lynch. Citigroup Global Markets, Credit Suisse, JPMorgan, RBC Capital
Fund Pacholder High Yield Fund
Trade Date 12/13/2012
Issuer Dematic/DH Services Luxembourg S.a' r.l. (DEMAT 7.75% December 15, 2020 144A)
Cusip 23290HAA
Bonds 30,000
Offering Price $100.00
Spread 2.00%
Cost $30,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.06%
Syndicate Members Barlcays Capital, Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 12/13/2012
Issuer Inmet Mining Corporation (IMNCN 7.50% June 1, 2021 144A)
Cusip 457983AE
Bonds 90,000
Offering Price $100.00
Spread 1.00%
Cost $90,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.76%
Syndicate Members Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 12/18/2012
Issuer EPE Holdings LLC and EP Energy Bond Company Inc (EPENEG 8.125% December 15, 2017 144A)
Cusip 268783AA
Bonds 100,000
Offering Price $99.50
Spread 1.50%
Cost $99,500
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.38%
Syndicate Members Citigroup Global Markets, BMO Capital, Credit Suisse, Deutsche Bank, Goldman Scahs, JPMorgan, Morgan Stanley, Nomura Securities, RBC Capital